MUNDOVAL FUND A series of Mundoval Funds

Supplement dated June 19, 2014 to the Statement of Additional Information dated May 1, 2014

At a meeting held on May 28, 2014, the Board of Trustees (the "Board ") of Mundoval Funds (the "Trust") elected Paul J. Dostart to the Board and Audit Committee. He will serve as an Independent Trustee.

With the election of Mr. Dostart to the Board, the following changes are being made to the Fund's Statement of Additional Information dated May 1, 2014:

On page 8, the following paragraph replaces the second full paragraph of the section entitled “Trustees And Officers”:

The Board has engaged the Adviser to manage and/or administer the Trust and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

On page 9, the following paragraph is inserted after the fourth full paragraph:

Paul J. Dostart. Mr. Dostart has served as a Trustee since May 2014. Mr. Dostart has been engaged in the practice of law for over 35 years and is the Managing Partner of the Dostart Clapp & Coveney LLP law firm. His practice includes a focus on tax law, corporate governance and other general corporate matters. He is a Fellow of the American College of Tax Counsel, a Diplomate of the Board of Forensic Accounting and is registered as a Certified Public Accountant in the State of Illinois. Mr. Dostart brings substantial corporate governance experience and financial reporting skills to the Board of Trustees.

On page 10, an additional row in the table listing each Independent Trustee of the Trust is added to the end as follows:

Other
		Term of		Number of	Directorships
	Position	Office and		Portfolios	Held by
Name, Address	with the	Length of	Principal Occupation(s)	Overseen	Trustee During
and Age[1]	Trust	Time Served	During Past 5 Years	by Trustee	Past 5 Years
Paul J. Dostart:	Trustee	Indefinite	Managing Partner of Dostart	1	None
Year of Birth:		Term, Since	Clapp & Coveney LLP (1996
1951		May 2014	– current).

1 The mailing address of each Trustee is c/o Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

On page 10, the section entitled “Board Interest In The Trust” is hereby removed in its entirety and replaced with the following:

BOARD INTEREST IN THE TRUST

As of December 31, 2013, the Trustees owned the following amounts in the Trust:

	Dollar Range of Securities In The	Aggregate Dollar Range of Securities In
Name of Trustee or Officer(1)	Mundoval Fund	The Trust
Arthur Q. Johnson	Over $100,000	Over $100,000
Martha G. Dennis	None	None
William W. Eigner(2)	$50,001-$100,000	$50,001-$100,000
Selwyn Isakow	Over $100,000	Over $100,000

(1) Paul J. Dostart joined the Board of Trustees on May 28, 2014. As of May 31, 2014, Mr. Dostart owned over $100,000 of securities in the Fund and the Trust.
(2) William W. Eigner resigned from the Board of Trustees on April 17, 2014.

On page 10, the section entitled “Compensation” is hereby removed in its entirety and replaced with the following:

COMPENSATION

Trustee fees are paid by the Adviser. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund. The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2013.

Name(1)	Aggregate Compensation from Fund	Total Compensation from Trust
Arthur Q. Johnson	$0	$0
Martha G. Dennis(2)	$1,000	$1,000
Selwyn Isakow	$1,000	$1,000
William W. Eigner(3)	$1,000	$1,000

(1) Paul J. Dostart joined the Board of Trustees on May 28, 2014 and, as such, did not receive any compensation from the Fund or Trust for the fiscal year ended December 31, 2013.
(2) Martha G. Dennis has served as a Trustee since July 2013.
(3) William W. Eigner resigned from the Board of Trustees on April 17, 2014.

     You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information dated May 1, 2014. These documents provide the information a prospective investor ought to know before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-595-2877.